UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2018

Earth Science Tech Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-55000	80-0961484
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

8000 NW 31st Street, Unit 19

Doral, FL 33122, USA

(Address of Principal Executive Offices including Zip Code)

(305) 615-2118

(Registrant’s Telephone Number, including Area Code)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other

Canadian Securities Exchange Listing

On December 24, 2018, Earth Science Tech, Inc ( the “Registrant”) engaged the Canadian law firm of Fasken, Martinueau DuMoulin LLP to assist with the preparation and filing of the required documentation for listing Registrant’s common shares on the Canadian Securities Exchange as a life sciences company.

The Registrant began considering a dual listing of its common stock in October 2018 and has been learning about the various benefits through its discussions with the Fasken firm. The Registrant determined that there were sufficient benefits to warrant proceeding with a dual listing and an advance payment of CAD $15,000.00 was paid as a retainer to cover fees and disbursements associated with proceeding with the process.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Engagement Letter with Fasken, Martinueau DuMoulin LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2018

EARTH SCIENCE TECH INC.

By:	/s/ Nickolas S. Tabraue
Name:	Nickolas S. Tabraue
Title:	President